Exhibit 10.19

PARTIAL OPTION EXERCISE AND

SECOND AMENDMENT TO THE 10% SECURED CONVERTIBLE NOTES

THIS PARTIAL OPTION EXERCISE AND SECOND AMENDMENT TO THE 10% SECURED CONVERTIBLE NOTES (this “Agreement”) is dated and effective as of February 10, 2023 between REED’S, INC., a Delaware corporation (the “Company”), the Holders party hereto, and WILMINGTON SAVINGS FUND SOCIETY, FSB, as Holder Representative and Collateral Agent (the “Agent”).

1. Incorporation of Terms. All capitalized terms not otherwise defined herein shall have the same meaning as in that certain Note Purchase Agreement, dated as of May 9, 2022, as amended (the “Note Purchase Agreement”), between the Company, the Holder Representative and each purchaser on the schedule of purchasers thereto, or in the 10% Secured Convertible Notes dated May 9, 2022, as amended (each, a “Note”, and collectively, the “Notes”), issued by the Company pursuant to the Note Purchase Agreement, as applicable.

2. Representations and Warranties. The Company hereby represents and warrants that after giving effect to this Agreement, all representations and warranties contained in the Notes are true and correct, in all material respects, on and as of the date hereof, except (a) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and (b) in the case of any representation and warranty qualified by materiality, they shall be true and correct in all respects.

3. Partial Option Exercise.

(a) Pursuant to Section 2.2 of the Purchase Agreement, this Agreement shall constitute an Option Exercise Notice that each of the undersigned Purchasers is exercising in part the Third Option to purchase an aggregate amount of Option Notes as set forth below (each, a “Purchased Third Option Note”, and collectively, the “Purchased Third Option Notes”):

Purchaser	Aggregate Principal Amount of Option Notes Purchased	Aggregate Purchase Price
Whitebox Multi-Strategy Partners, LP	$1,473,348.22	$1,458,614.74
Whitebox Relative Value Partners, LP	$816,008.24	$807,848.15
Pandora Select Partners, LP	$136,001.37	$134.641.36
Whitebox GT Fund, LP	$124,667.93	$123,421.25
Total	$2,550,025.76	$2,524,525.50

(b) The Company and each Purchaser agree that (i) the Option Notes Closing for the purchase and sale of the Option Notes set forth above will be February 10, 2023 (or as promptly thereafter as possible), and (ii) the advance ten (10) Business Day notice required by Section 2.2 of the Note Purchase Agreement for delivery of the Option Exercise Notice is hereby waived.

(c) To avoid doubt, (i) the Company acknowledges that all shares of Common Stock issuable pursuant to the Purchased Third Option Notes constitute Registrable Securities as defined in and pursuant to the Registration Rights Agreement, (ii) the Purchased Third Option Notes shall constitute part of the same series as all other Notes issued pursuant to the Note Purchase Agreement and (iii) the Purchased Third Option Notes shall be amended as set forth in this Agreement.

4. Amendments to All Notes. The Company, the Agent and the Holders agree to amend all Notes (including, without limitation, the Purchased Third Option Notes) as follows:

(a) Allowing Different Terms for the Purchased Third Option Notes. Notwithstanding anything in Section 13(a) of the Notes to the contrary, the terms of the Purchased Third Option Notes may be amended as set forth in Section 5 of this Agreement despite being part of the same series as all other Notes.

(b) Pro Rata Payments. Section 2(g) of the Notes is amended and restated in its entirety as follows:

(g) Ranking.

(i) The Notes shall be pari passu in right of payment with respect to each other. All payments (other than any payments in respect of a conversion of Notes, any Initially Issued Notes Pro Rata Payments or any Purchased Third Option Notes Pro Rata Payments (collectively, the “Non-Pro Rata Payments”)) to the holders of the Notes (including the Holder) shall be made pro rata among the holders based upon the aggregate unpaid principal amount and accrued interest of the Notes outstanding as of one Business Day immediately prior to any such payment. The Borrower shall not make, and no holder of Notes shall accept, any payment (other than any Non-Pro Rata Payments) except as shall be shared ratably between the holders of the Notes so as to maintain as near as possible the amount of the indebtedness owing under the Notes pro rata according to the holders’ respective proportionate interest in the amount of Notes Obligations owed as of the date immediately prior to such payment or payments. If one holder of the Notes obtains any payment (whether voluntary, involuntary or by offset or otherwise, but not including any Non-Pro Rata Payments) of principal, interest or other amount with respect to the Notes in excess of such holder’s pro rata share of such payments obtained by all holders of the Notes, then the holder receiving such payment in excess of its pro rata share shall return to the Agent, for distribution to each of the other holders, an amount sufficient to cause all holders of the Notes to receive their respective pro rata shares of any payment of principal, interest or other amounts with respect to the Notes.

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(ii) Any (A) Amortization Payments made with respect to any Notes dated May 9, 2022 (the “Initially Issued Notes”), (B) payments of Cash Interest with respect to any Initially Issued Notes, (C) compounding of PIK Interest with respect to any Initially Issued Notes, and (D) payments of Principal Amounts in connection with the maturity of any Initially Issued Notes (collectively, the “Initially Issued Notes Pro Rata Payments”) to the holders of the Initially Issued Notes (including, if applicable, the Holder) shall be made pro rata among the holders of the Initially Issued Notes based upon the aggregate unpaid principal amount and accrued interest of the Initially Issued Notes outstanding as of one Business Day immediately prior to any such payment. The Borrower shall not make, and no holder of Initially Issued Notes shall accept, any Initially Issued Notes Pro Rata Payment except as shall be shared ratably between the holders of the Initially Issued Notes so as to maintain as near as possible the amount of the indebtedness owing under the Initially Issued Notes pro rata according to the holders’ respective proportionate interest in the amount of Notes Obligations owed as of the date immediately prior to such payment or payments. If one holder of the Initially Issued Notes obtains any Initially Issued Notes Pro Rata Payment (whether voluntary, involuntary or by offset or otherwise) of principal, interest or other amount with respect to the Initially Issued Notes in excess of such holder’s pro rata share of such payments obtained by all holders of the Initially Issued Notes, then the holder receiving such payment in excess of its pro rata share shall return to the Agent, for distribution to each of the other holders, an amount sufficient to cause all holders of the Initially Issued Notes to receive their respective pro rata shares of such payment.

(iii) Any (A) payments of Cash Interest with respect to any Notes issued pursuant to the Third Option (as defined in the Purchase Agreement) (the “Purchased Third Option Notes”), (B) payments of Principal Amounts in connection with the maturity of any Purchased Third Option Notes and (C) payments in connection with an exercise of the optional prepayments rights set forth in Section 2(e) of the Purchased Third Party Notes (collectively, the “Purchased Third Option Notes Pro Rata Payments”) to the holders of the Purchased Third Option Notes (including, if applicable, the Holder) shall be made pro rata among the holders of the Purchased Third Option Notes based upon the aggregate unpaid principal amount and accrued interest of the Purchased Third Option Notes outstanding as of one Business Day immediately prior to any such payment. The Borrower shall not make, and no holder of Purchased Third Option Notes shall accept, any Purchased Third Option Notes Pro Rata Payment except as shall be shared ratably between the holders of the Purchased Third Option Notes so as to maintain as near as possible the amount of the indebtedness owing under the Purchased Third Option Notes pro rata according to the holders’ respective proportionate interest in the amount of Notes Obligations owed as of the date immediately prior to such payment or payments. If one holder of the Purchased Third Option Notes obtains any Purchased Third Option Notes Pro Rata Payment (whether voluntary, involuntary or by offset or otherwise) of principal, interest or other amount with respect to the Purchased Third Option Notes in excess of such holder’s pro rata share of such payments obtained by all holders of the Purchased Third Option Notes, then the holder receiving such payment in excess of its pro rata share shall return to the Agent, for distribution to each of the other holders, an amount sufficient to cause all holders of the Purchased Third Option Notes to receive their respective pro rata shares of such payment.

(c) Repurchase at the Option of the Holder Upon a Fundamental Change. Section 6(a) of each Note is hereby amended by replacing “100%” with “110%”.

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5. Amendments to the Purchased Third Option Notes. The Company, the Agent and the Holders agree to amend all the Purchased Third Option Notes, but none of the other Notes, as follows:

(a) Maturity Date. The definition of the term “Maturity Date” of each Purchased Third Option Note shall be amended by replacing “May 9, 2025” with “June 30, 2023”.

(b) Amortization of Principal. Notwithstanding anything in Section 2(b) of the Purchased Third Option Notes to the contrary, no Amortization Payments shall be made on or in respect of the Purchased Third Option Notes. The Holders hereby irrevocably elect not to receive Amortization Payments with respect to the Purchased Third Option Notes at any time prior to the Maturity Date for the Purchased Third Option Notes (as amended above). Nothing in this Section 5(b) shall be construed to waive, terminate or otherwise impact in any manner the election of the Holders to receive Amortization Payments in the full amount of $200,000 each month on Notes other than the Purchased Third Option Notes.

(c) Interest. Section 2(d) of the Purchased Third Option Notes is amended and restated in its entirety as follows:

(d) Interest. This Note shall bear interest on the aggregate unconverted and unamortized Principal Amount then outstanding of this Note semiannually in arrears at a rate of 10% per annum, with 10% per annum payable in cash (“Cash Interest”) and 0% per annum payable “in kind” by adding such accrued and unpaid interest to the unpaid Principal Amount of this Note (“PIK Interest”) from the Original Issue Date to, but excluding, the Maturity Date. Interest on this Note is payable in arrears on the Maturity Date. Additional Interest will be payable by the Borrower to the Holder as set forth in Section 2(d) of the Registration Rights Agreement.

(d) Interest Make-Whole Payments. Notwithstanding anything in Section 4(a)(ii) or Section 4(a)(iii) of the Purchased Third Option Notes to the contrary, no Holder will be entitled to receive any Interest Make-Whole Payments in connection with a conversion of all or any portion of the Purchased Third Option Notes pursuant to Section 4 of the Purchased Third Option Notes.

(e) Optional Prepayment. Section 2(e) of the Purchased Third Option Notes is amended and restated in its entirety as follows:

(e) Optional Prepayment. The Borrower shall have the right at any time and from time to time to prepay the Purchased Third Option Notes, in whole or in part, at a price equal to 100% of the Principal Amount of the Purchased Third Option Notes being prepaid plus all accrued and unpaid interest thereon to the date of prepayment. The Borrower shall provide the Holders of the Purchased Third Option Notes and the Agent with at least five (5) Business Days prior written notice of any election to exercise its right to prepay any portion of the Purchased Third Option Notes pursuant to this Section 2(e). Any such prepayment shall be reflected on the Conversion/PIK Schedule, containing at a minimum the information shown on Schedule 1 hereto.

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6. Issuance of Additional Shares of Common Stock.

(a) Concurrently with the Option Notes Closing with respect to the Purchased Third Option Notes, and as an inducement for the Purchasers to exercise in part the Purchased Third Option Notes and for the Holders to amend the terms of the Notes as set forth in this Agreement, the Company shall issue to each Purchaser the following number of shares of Common Stock in book-entry format:

Purchaser	Shares of Common Stock
Whitebox Multi-Strategy Partners, LP	47,630
Whitebox Relative Value Partners, LP	26,380
Pandora Select Partners, LP	4,397
Whitebox GT Fund, LP	4,031
Total	82,438

(b) The Company represents and warrants to the Purchasers that, as of the date hereof and before giving effect to the issuance of shares pursuant to Section 6(a) of this Agreement, the Company has 2,520,985 shares of Common Stock issued and outstanding. The Company agrees that all shares of Common Stock issued pursuant to this Agreement constitute Registrable Securities as defined in and pursuant to the Registration Rights Agreement.

7. Acknowledgement of Timing of Registration Rights. The Company and each of the Purchasers acknowledge that a registration statement registering the resale of the Common Stock underlying the Purchased Third Option Notes and the Common Stock issuable pursuant to Section 6 of this Agreement may not be filed until the Company has filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “Annual Report”) and, as a result, the “Filing Date” (as defined in the Registration Rights Agreement) for such Common Stock shall be the date 45 calendar days after the filing of the 2022 Annual Report.

8. Binding Effect. The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their heirs, representatives, successors and assigns.

9. Reaffirmation of Obligations. The Company hereby ratifies the Note Documents and acknowledges and reaffirms (a) that it is bound by all terms of the Note Documents applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations.

10. Note Document. This Agreement shall constitute a Note Document under the terms of each Note.

11. Multiple Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy, pdf or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

12. Governing Law. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

13. Consent to Jurisdiction; Service of Process; Agreement of Jury Trial. The jurisdiction, service of process and waiver of jury trial provisions set forth in subsections 13(h) and 13(i) of the Notes are hereby incorporated by reference.

14. Agent Authorization. Each of the undersigned Holders hereby authorizes and directs Agent to execute and deliver this Agreement on its behalf and, by its execution below, each of the undersigned Holders agrees to be bound by the terms and conditions of this Agreement. In executing this Agreement, the Agent shall be entitled to all of the rights, benefits, protections, indemnities and immunities afforded to it pursuant to the Note Documents.

[Signature page follows]

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IN WITNESS WHEREOF, this Partial Option Exercise and Second Amendment of the 10% Secured Convertible Notes has been duly executed and delivered by each of the parties hereto as of the date first above written.

COMPANY:		Whitebox GT Fund, LP

Reed’s, Inc.
By:
		Name:	Jacob Mercer
By:		Title:	Authorized Signatory
Name:	Thomas J Spisak
Title:	Chief Financial Officer

HOLDER REPRESENTATIVE:

Wilmington Savings Fund Society, FSB, solely in its capacity as the Holder Representative
HOLDERS:
By:
Whitebox Multi-Strategy Partners, LP		Name:
Title:
By:
Name:	Jacob Mercer	COLLATERAL AGENT:
Title:	Authorized Signatory
Wilmington Savings Fund Society, FSB, solely in its capacity as the Collateral Agent
Whitebox Relative Value Partners, LP
By:
By:		Name:
Name:	Jacob Mercer	Title:
Title:	Authorized Signatory

Pandora Select Partners, LP

By:
Name:	Jacob Mercer
Title:	Authorized Signatory

[Signature Page to Partial Option Exercise and Second Amendment of the 10% Secured Convertible Notes]

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IN WITNESS WHEREOF, this Partial Option Exercise and Second Amendment of the 10% Secured Convertible Notes has been duly executed and delivered by each of the parties hereto as of the date first above written.

COMPANY:		Whitebox GT Fund, LP

Reed’s, Inc.
By:
By:		Name:	Jacob Mercer
Name:	Thomas J Spisak	Title:	Authorized Signatory
Title:	Chief Financial Officer

HOLDERS:		HOLDER REPRESENTATIVE:

Whitebox Multi-Strategy Partners, LP		Wilmington Savings Fund Society, FSB, solely in its capacity as the Holder Representative

By:		By:
Name:	Jacob Mercer	Name:
Title:	Authorized Signatory	Title:

COLLATERAL AGENT:

Whitebox Relative Value Partners, LP		Wilmington Savings Fund Society, FSB, solely in its capacity as the Collateral Agent
By:		By:
Name:	Jacob Mercer	Name:
Title:	Authorized Signatory	Title:

Pandora Select Partners, LP

By:
Name:	Jacob Mercer
Title:	Authorized Signatory

[Signature Page to Partial Option Exercise and Second Amendment of the 10% Secured Convertible Notes]

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IN WITNESS WHEREOF, this Partial Option Exercise and Second Amendment of the 10% Secured Convertible Notes has been duly executed and delivered by each of the parties hereto as of the date first above written.

COMPANY:		Whitebox GT Fund, LP

By:
Reed’s, Inc.		Name:	Jacob Mercer
		Title:	Authorized Signatory
By:
Name:	Thomas J Spisak	HOLDER REPRESENTATIVE:
Title:	Chief Financial Officer
Wilmington Savings Fund Society, FSB, solely in its capacity as the Holder Representative
HOLDERS:
By:
Whitebox Multi-Strategy Partners, LP		Name:	Raye Goldsborough
		Title:	Vice President
By:
Name:	Jacob Mercer	COLLATERAL AGENT:
Title:	Authorized Signatory
Wilmington Savings Fund Society, FSB, solely in its capacity as the Collateral Agen
Whitebox Relative Value Partners, LP
By:
By:		Name:	Raye Goldsborough
Name:	Jacob Mercer	Title:	Vice President
Title:	Authorized Signatory

Pandora Select Partners, LP

By:
Name:	Jacob Mercer
Title:	Authorized Signatory

[Signature Page to Partial Option Exercise and Second Amendment of the 10% Secured Convertible Notes]